Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 13:	SUBSEQUENT EVENTS

The Company was a minority shareholder in imatrix corp., a Japanese company (“imatrix”). In September 2015, the Company required imatrix to repurchase all imatrix shares held by the Company pursuant to certain provisions of the Companies Act of Japan. However, since the parties could not agree on the correct valuation for such shares, in November 2015, the Company petitioned the Kawasaki Branch of Yokohama District Court in Japan to determine the share valuation of the Company’s shares in imatrix Corporation. In addition, the Company had also filed a claim regarding unpaid royalties pursuant to a commercial agreement between the two parties while imatrix separately claimed damages for unlawful termination of such agreement. In April 2017, the parties reached a settlement pursuant to which imatrix paid JPY 75 million (approximately US$676,000) to Cyren to settle all such claims.

In March 2017, the Company issued $6.3 million aggregate principal amount of convertible notes in a private placement. The notes are unsecured, unsubordinated obligations of Cyren and carry a 5.0% interest rate, payable semi-annually in (i) 50% cash and (ii) 50% cash or ordinary shares at Cyren’s election. The notes will have a 2.5-year term and mature in September 2019, unless converted in accordance with their terms prior to maturity. The notes have a conversion price of $2.50 per share and are convertible into 400 ordinary shares per $1,000 principal amount of notes. The conversion price is subject to adjustment should future equity issuances be priced at less than $2.10 per share.